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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                         Reported): November 29, 2000


               CWMBS, INC., (as depositor under the Pooling and Servicing Agreement, dated as of November 1, 2000 , providing for the issuance of the CWMBS, INC., CHL Mortgage Pass-Through Trust
               2000-10, Mortgage Pass-Through Certificates,
               Series 2000-10).


                                  CWMBS, INC.
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            (Exact name of registrant as specified in its charter)


          Delaware                  333-72655             95-4449516
-----------------------------     ------------        -------------------
(State of Other Jurisdiction      (Commission          (I.R.S. Employer
     of Incorporation)            File Number)        Identification No.)


         4500 Park Granada
       Calabasas, California                                 91302
       ----------------------                              ----------
        (Address of Principal                              (Zip Code)
          Executive Offices)

       Registrant's telephone number, including area code (818) 225-3240
                                                          ----- --------


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

Item 5.   Other Events.
----      ------------

Filing of Computational Materials
---------------------------------

     In connection with the offering of the Mortgage Pass-Through Certificates, Series 2000-10, Salomon Smith Barney Inc. ("Salomon"), as one of the Underwriters of the Underwritten Certificates, has prepared certain materials (the "Salomon Computational Materials") for distribution to its potential investors. Although the Company provided Salomon, with certain information regarding the characteristics of the Mortgage Loans in the related portfolio, the Company did not participate in the preparation of the Salomon Computational Materials.

     For purposes of this Form 8-K, "Computational Materials" shall mean computer generated tables and/or charts displaying, with respect to any Class or Classes of Certificates, any of the following: yield; average life; duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Mortgage Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The Salomon Computational Materials, listed as Exhibit 99.1 hereto, are filed on Form SE dated November 29, 2000.


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*     Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus dated November 13, 2000 and the prospectus supplement dated November 29, 2000, of CWMBS, Inc., relating to its Mortgage Pass-Through Certificates, Series 2000-10.

Item 7.   Financial Statements, Pro Forma Financial
          -----------------------------------------
          Information and Exhibits.
          ------------------------

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

     99.1   Salomon Computational Materials filed on Form SE dated November 29,
            2000

                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         CWMBS, INC.




                                       By: / s / Celia Coulter
                                           ------------------------------------
                                             Celia Coulter
                                             Vice President



Dated:  November 29, 2000

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                                 Exhibit Index
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Exhibit                                                                   Page
-------                                                                   ----

99.1      Salomon Computational Materials filed on Form SE dated
          November [  ], 2000.                                              6

                                 EXHIBIT 99.1
                                 ------------

   Salomon Computational Materials filed on Form SE dated November 29, 2000.